SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)    May 28, 1999
                                                           ------------
                                 FiNet.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-18108                                       94-3115180
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(Commission File Number)                   (I.R.S. Employer Identification No.)

         3021 Citrus Circle, Suite 150, Walnut Creek, California 94598
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         (Address of Principal Executive Offices)               (Zip Code)

                                (925) 988-6550
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              (Registrant's Telephone Number, Including Area Code)

                           Finet Holdings Corporation
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5:  Other Events

         Effective May 28, 1999, the Company changed its name to FiNet.com, Inc. The Directors of the Company recommended such change because they believe that the new name is more representative of the Company's principal business of being an electronic commerce financial services company. Further, the Directors believe that the Company's prior name (Finet Holdings Corporation) lead to an incorrect assumption on the part of investors that the Company is a holding company for diverse businesses. The new name also matches the Company's Internet address and will promote recognition of the Company's Website.

         Shareholders representing a majority of the Company's outstanding common stock voted in favor of the name change pursuant to a Consent Statement filed with the Securities and Exchange Commission.

         The Company's Nasdaq symbol has been changed to "FNCM."

Item 7. Exhibits

Exhibit 3  Certificate of Amendment of the Restated Certificate of Incorporation

                                   * * * * * *

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FiNet.com, Inc.
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                                                      (Registrant)

June 1, 1999
                                                    /s/ Gary A. Palmer
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                                                    Gary A. Palmer
                                                    Chief Financial Officer

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